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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 18, 2005
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                Date of Report (Date of earliest event reported)

                            THE GYMBOREE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-21250                942615258
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  (State or Other Jurisdiction     (Commission File No.)      (IRS Employer
       of Incorporation)                                    Identification No.)

         500 Howard Street, San Francisco, CA                     94105
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       (Address of principal executive offices)                (Zip Code)

                                 (415) 278-7000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On November 21, 2005, The Gymboree Corporation (the "Company") issued a press release announcing the impact on its previously announced financial results for the third fiscal quarter ended October 29, 2005, as a result of a charge of approximately $1.5 million after tax that will be recorded for the third fiscal quarter resulting from the Memorandum of Understanding described under Item 7.01 in this current report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

        The information furnished in this current report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 7.01     REGULATION FD DISCLOSURE.

        As a result of mediation proceedings held on November 18, 2005, the Company entered into a binding Memorandum of Understanding dated November 18, 2005 relating to the lawsuit filed against Gymboree Operations, Inc. a wholly owned subsidiary of the Company, in the Superior Court of Riverside County, California on April 21, 2005, that alleged that Gymboree Operations failed to pay overtime wages and provide meal breaks. The Memorandum of Understanding provides for a settlement in the total amount of up to approximately $2.3 million, payable on a claims-made basis. The settlement will result in a charge of approximately $1.5 million after tax, which will be recorded in the third fiscal quarter in accordance with generally accepted accounting principles. Court hearings to review the fairness of the terms of the settlement are expected to be held in the first quarter of fiscal 2006.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

      (d)     EXHIBITS.

              Exhibit No.    Description
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                 99.1        Press release of The Gymboree Corporation issued
                             November 21, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE GYMBOREE CORPORATION


Dated:  November 21, 2005                     By:    /s/ BLAIR W. LAMBERT
                                                     ---------------------------
                                              Name:  Blair W. Lambert
                                              Title: Chief Operating Officer and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press release of The Gymboree Corporation issued November 21,
               2005.